UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-3734



                             EuroPacific Growth Fund
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                     Date of fiscal year end: March 31, 2004

                    Date of reporting period: March 31, 2004





                                 Vince P. Corti
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                               Richard M. Phillips
                           Kirkpatrick & Lockhart LLP
                       Four Embarcadero Center, 10th Floor
                             San Francisco, CA 94111
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

EUTOPACIFIC GROWTH FUND

A world of change:
20 years of international investing

[photo of a night scene in Tokyo's Shinjuku district]

Annual report for the year ended March 31, 2004

EUROPACIFIC GROWTH FUND(R) seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin. About half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.


Contents
Letter to shareholders, with results at a glance                          1
Tapping global potential                                                  4
The value of a long-term perspective                                      5
Feature article: 20 years of international investing                      6
Investment portfolio                                                     14
Financial statements                                                     27
Trustees and officers                                                    38
The American Funds family                                        back cover

Please see page 5 for Class A share results with relevant sales charges deducted. Please see the inside back cover for results and other important information for other share classes.

FIGURES SHOWN ON THE OPPOSITE PAGE ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO
INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.

ABOUT OUR COVER: A night scene in Tokyo's Shinjuku district.

[photo of a night scene in Tokyo's Shinjuku district]

FELLOW SHAREHOLDERS:

International markets shook off their doldrums during EuroPacific Growth Fund's 2004 fiscal year, aided by improving business conditions and increased optimism about a global economic recovery. Currency appreciation against the dollar substantially enhanced returns for U.S.-based investors.

The turnaround in stock prices provided a welcome relief from three years of discouraging declines. EuroPacific gained 57.1% for the 12 months ended March 31; this return includes reinvestment of the dividend of 31 cents a share that was paid in December.

The fund outpaced the 53.6% average return of its international fund peers, as measured by Lipper. It nearly matched the 58.1% gain of the unmanaged MSCI EAFE(R) (Europe, Australasia, Far East) Index, which has no expenses. By way of comparison, the unmanaged Standard & Poor's 500 Composite Index, a proxy for the broader U.S. stock market, returned 35.1% for the period. The table below highlights returns over other periods. As you can see, EuroPacific has maintained a long-term advantage over its relevant benchmarks.

The table below highlights returns over other periods. As you can see, EuroPacific has maintained a long-term advantage over its relevant benchmarks.

Results at a glance
(for periods ended March 31, 2004, with all distributions reinvested)

                                                      Total return                     Average annual total returns

                                                            1 year              5 years         10 years          Lifetime*

EuroPacific Growth Fund                                      +57.1%               +5.5%           +9.1%             +13.3%
MSCI EAFE(R)(Europe,
     Australasia, Far East) Index(1)                         +58.1                +0.8            +4.9              +10.7
Lipper international funds average(2)                        +53.6                +2.2            +5.4              +10.5

*Since April 16, 1984
(1) The index is unmanaged.
(2) Source: Lipper Inc. Figures do not reflect the effect of sales charges.

RENEWED VIGOR FOR STOCKS

The rebound in international markets coincided with the start of the fund's fiscal year in April. With the initial phase of combat in Iraq concluded, investors focused on the brightening prospects for a U.S.-led economic recovery. Rising consumer demand helped shrink inventories, paving the way for an uptick in manufacturing activity and business investment. Companies began to see the fruits of earlier restructuring efforts, with a pronounced increase in profits. At the same time, both inflation and interest rates remained low. Encouraged by the abundance of good news, investors bid up stock prices, particularly among sectors and countries most likely to benefit from the economic recovery. Stocks took a breather in the first quarter of 2004, however, as sluggish employment data and the train bombings in Madrid raised fresh concerns.

Virtually every stock market around the world posted double-digit gains for the 12 months ended March 31. For U.S. investors, the strengthening of most major currencies versus the dollar added to returns. The euro appreciated by 12.6% against the dollar, and sterling by 16.3%.1 In dollar terms, U.K. stocks rose 47.2%, with even better increases in Germany (+80.1%), France (+58.8%), Spain (+57.5%) and the Netherlands (+47.4%).

(1) Country returns are based on MSCI indexes, assume reinvestment of dividends and are measured in U.S. dollars. Source for exchange rates: MSCI.


ASIA BLOSSOMS

The biggest story belonged to Asia. Japanese stocks leapt ahead for most of the year: Equities rose 70.0% for the 12 months, as the yen gained 14.0% against the dollar. The country has recently seen glimmers of a turnaround, as its financial institutions retrench and businesses continue to restructure. Gross domestic product surged more than 6% in the fourth quarter of 2003, with strong increases in business investment and household spending. In contrast to earlier recoveries, this recent growth has improved the fortunes not just of major exporters, but of domestic companies as well.

EuroPacific was well positioned to capitalize on the resurgence in Japan. While we are cautious about the government's ability to sustain growth at this level, we are nonetheless enthusiastic about the prospects of quite a number of companies there. Much of the past year has been spent adding to holdings in Japanese banks, insurers and retailers, as well as construction and materials outfitters that are capitalizing on China's huge infrastructure demands. As a result, Japanese companies currently represent 21.5% of net assets, our highest concentration in four years.

Elsewhere in the region, Asia's developing markets likewise attracted a good deal of investor attention. Among countries represented in EuroPacific's portfolio, South Korea soared 95.5%, China 84.5% and Taiwan 61.6%.

Finally, Australia (+54.2%) and Canada (+52.0%) provided robust returns, a meaningful portion of which came from currency appreciation. Mexico gained 69.3%, while Brazilian stocks rose 102.3% on renewed confidence in the government's efforts to boost economic growth.

STRONG GAINS IN THE PORTFOLIO

While broad market movements obviously affect short-term returns, our emphasis is always on the long-term potential of individual companies, regardless of where they are located. Gratifyingly, nearly every stock held over the full fiscal year rose in price, many by a significant amount. Among the fund's 10 largest holdings, Mitsui Sumitomo Insurance (+147.2%), Cia Vale do Rio Doce (+90.2%) and Telefonica (+62.1%) posted exceptional increases.

Japanese companies did well across the board. The upswing in technology demand boosted returns for broadline component makers such as Hirose, Hoya and Murata; each gained upward of 60% in price. Asahi Glass and Nitto Denko, which manufacture specialized parts for LCD panels, each more than doubled in price. Reflecting Japan's improving economic conditions, insurers Millea Holdings (+149.5%) and Sompo Japan (+128.3%), FAST RETAILING (+230.4%) and supermarket operator AEON (+114.3%) did even better.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
(percent invested by country)

EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.*

                                               EuroPacific                    EAFE
                                                Growth Fund                  Index+
                                       (3/31/2004)       (3/31/2003)       (3/31/2004)
Europe
United Kingdom                            13.4%             16.8%             25.0%
Netherlands                                7.9               6.4               4.8
France                                     4.7               6.3               9.5
Switzerland                                4.0               3.8               7.1
Germany                                    3.9               3.2               6.6
Spain                                      2.2               1.9               3.6
Norway                                     2.1               1.6                .5
Denmark                                    1.6               1.4                .8
Ireland                                    1.6                .7                .7
Italy                                       .9               1.0               3.7
Sweden                                      .8               1.1               2.3
Belgium                                     .7               1.2               1.0
Austria                                     .6                .5                .3
Finland                                     .5               1.0               1.8
Other Europe                               1.4                .8                .8
                                          46.3              47.7              68.5
Pacific Basin
Japan                                     21.5              14.0              23.6
South Korea                                5.5               5.2                --
Canada                                     4.1               5.5                --
Australia                                  3.8               3.6               5.1
Mexico                                     2.7               3.1                --
Taiwan                                     2.7               2.2                --
Hong Kong                                   .6                .9               1.7
China                                       .5                .5                --
Other Pacific Basin                        1.0                .4               1.1
                                          42.4              35.4              31.5
Other
Brazil                                     2.4               3.0                --
Other countries                            1.5               1.7                --
                                           3.9               4.7                --

Cash & equivalents                         7.4              12.2                --

Total                                    100.0%            100.0%            100.0%

* A country is considered part of the Pacific Basin if any of its borders touches the Pacific Ocean.
+ Weighted by market capitalization

 [End Sidebar]

A number of European holdings that had been hit hard in 2002 rebounded dramatically over the past year, amply rewarding our patience. These included two companies -- Ahold (+146.5%), a Dutch supermarket retailer, and Elan (+639.1%), an Irish pharmaceutical concern -- that had been weighed down by accounting irregularities. Dutch baby food maker Kon Numico (+369.5%) and financial giant ING (+90.6%) also rallied.

Returns for telecommunications providers were mixed during the year. A few, including wireless operators America Movil (+189.0%) and KDDI (+90.1%), provided very strong price gains. Others, such as Vodafone (+32.7%), Portugal Telecom (+61.8%), KPN (+21.9%) and Swisscom (+6.9%) did well in absolute terms, but lagged behind the markets in which they are traded. Longer term, we believe the outlook for our telecommunications holdings is positive, and it remains the fund's largest industry concentration, at 12.9% of net assets.

Pharmaceutical stocks generally trailed broader markets, although none declined for the year. AstraZeneca, the fund's largest holding, rose a healthy 36.9%; among other sizable positions, Novo Nordisk (+40.9%), Sanofi-Synthelabo (+30.1%) and Shionogi (+29.7%) also did well.

During the year, we took advantage of new inflows to EuroPacific to invest in a wide range of other companies whose securities appear attractively valued. New buying helped reduce the fund's cash & equivalents position to 7.4% of net assets, from 12.2% one year ago.

A STRATEGY FOR GROWTH

EuroPacific has enjoyed significant growth over the past year. Net assets have risen by nearly 85%, to $41.9 billion, from $22.7 billion 12 months ago. Part of that increase is due to the many new additions to our shareholder family, which now stands at more than 1.5 million. We welcome those of you who have recently joined.

The fund's method of investment management is well suited to accommodating this growth. Known as the multiple portfolio counselor system, it was developed more than 40 years ago by the fund's investment adviser, Capital Research and Management Company. Because assets are divided among a number of portfolio counselors, managers can be added as the fund expands. The system encourages a diversity of investment styles, while also assuring the continuity of our approach -- a valuable benefit for a fund with a 20-year legacy. EuroPacific Growth Fund currently has six portfolio counselors and a research portfolio involving more than 30 analysts.

LOOKING FORWARD AND BACK

In an era when international travel has become commonplace, when technology allows split-second communication around the globe, and when world economies are inextricably linked, it may be difficult to imagine a time when few investors ventured beyond the borders of their own countries. Yet that was the case just 20 years ago, when we introduced EuroPacific.

Today we are pleased that we can look back and say that our optimism about international investing has been handsomely repaid. Economic freedoms are thriving around the world, and breakthroughs in medicine and technology have improved our lives immeasurably. Today, about 20% of the world's population uses a mobile phone, and China -- once virtually inaccessible to outsiders -- is the world's second-largest user of the Internet. Well-managed businesses should be able to tap that potential on a global scale.

There have been challenges, to be sure. The past two decades have also seen wars, recessions, oil crises and political unrest, all of which have roiled financial markets. Despite these inevitable shocks, however, our shareholders have met with success. We are hopeful they will continue to do so in the years ahead.

We invite you to learn more about EuroPacific Growth Fund in the article that begins on page 6.

Cordially,

/s/ Gina H. Despres                     /s/ Mark Denning
Gina H. Despres                         Mark Denning
Chairman of the Board                   President

May 13, 2004

Past results are not predictive of results in future periods. Current and future results may be lower or higher than past results. Share prices and returns will vary, so investors may lose money.

For current information about the fund, visit americanfunds.com.

TAPPING GLOBAL POTENTIAL

     1979                      1980                       1981                      1982                      1983
                                                        All major                                           All major
                                                      stock markets                                       stock markets
     U.S.                      U.S.                      outside                    U.S.                     outside
 stock market              stock market               North America             stock market              North America
     +14%                      +30%                        -4%                      +22%                      +22%
      +6%                      +24%                        -1%                       -1%                      +25%

     1984                      1985                       1986                      1987                      1988
   All major                 All major                  All major                 All major                 All major
 stock markets             stock markets              stock markets             stock markets             stock markets
    outside                   outside                    outside                   outside                   outside
 North America             North America              North America             North America             North America
      +6%                      +33%                       +18%                       +4%                      +16%
      +8%                      +57%                       +70%                      +25%                      +29%

     1989                      1990                       1991                      1992                      1993
                                                                                                            All major
                                                                                                          stock markets
     U.S.                      U.S.                       U.S.                      U.S.                     outside
 stock market              stock market               stock market              stock market              North America
     +31%                       -2%                       +31%                       +7%                      +10%
     +11%                      -23%                       +12%                      -12%                      +33%

     1994                      1995                       1996                      1997                      1998
   All major
 stock markets
    outside                    U.S.                       U.S.                      U.S.                      U.S.
 North America             stock market               stock market              stock market              stock market
      +2%                      +38%                       +24%                      +34%                      +31%
      +8%                      +12%                        +6%                       +2%                      +20%

     1999                      2000                       2001                      2002                      2003
   All major                                                                      All major                 All major
 stock markets                                                                  stock markets             stock markets
    outside                    U.S.                       U.S.                     outside                   outside
 North America             stock market               stock market              North America             North America
     +22%                      -13%                        -12%                     -23%                      +29%
     +27%                      -14%                        -21%                     -16%                      +39%

The table above compares total returns for the unmanaged MSCI EAFE(R) (Europe, Australasia, Far East) and U.S. indexes over the past 25 calendar years. Figures in red represent U.S. stocks; those in black show stocks in major markets outside North America.


A WORLD OF OPPORTUNITY

With about half of the world's investment opportunities located beyond our shores, an international focus gives U.S. investors access to growth potential that would otherwise be out of reach. As the chart shows, international stocks have outpaced their U.S. counterparts in 12 of the past 25 calendar years.

TEMPERED VOLATILITY

Diversifying among many markets can also help investors mitigate fluctuations in the value of their investments: Over the past 25 calendar years, the least volatile equity portfolio would have been composed of approximately 60% U.S. stocks and 40% non-U.S. stocks -- and nearly as rewarding as one invested entirely in U.S. stocks. (Volatility is measured by standard deviation, or how returns have varied from the mean over time.)

ACTIVE MANAGEMENT

Negotiating the unfamiliar terrain of international markets can be challenging. That is why so many people choose to invest overseas through professionally managed mutual funds. EuroPacific Growth Fund draws on the global research expertise of its investment adviser, Capital Research and Management Company, to find attractive companies based chiefly in Europe and the Pacific Basin.

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management--bolstered by experience and careful research--can add even more value: As the chart below shows, over its lifetime, EuroPacific Growth Fund has done demonstrably better than its relevant benchmark.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.(2)

[begin mountain chart]

              EUROPACIFIC              MSCI EAFE (r)
Year          GROWTH FUND (3)          Index,            Consumer             original
Ended         with Dividends           with dividends    Price Index (4) (5)  investment
March 31      Reinvested               reinvested(4)     (Inflation)

1985*          9,941                   10,348            10,320               10,000
1986          15,357                   19,228            10,553               10,000
1987          19,813                   31,010            10,873               10,000
1988          21,422                   36,219            11,300               10,000
1989          24,569                   40,521            11,862               10,000
1990          28,742                   35,924            12,483               10,000
1991          31,359                   36,954            13,094               10,000
1992          35,033                   34,104            13,511               10,000
1993          37,728                   38,199            13,928               10,000
1994          47,638                   46,923            14,277               10,000
1995          47,974                   49,912            14,685               10,000
1996          57,494                   56,237            15,102               10,000
1997          66,627                   57,223            15,519               10,000
1998          80,601                   68,053            15,732               10,000
1999          87,198                   72,385            16,004               10,000
2000         134,560                   90,772            16,605               10,000
2001          98,853                   67,471            17,090               10,000
2002          94,302                   61,921            17,342               10,000
2003          72,463                   47,710            17,866               10,000
2004         113,848                   75,453            18,177               10,000

[end mountain chart]

Year ended March 31                    1985*          1986         1987         1988         1989         1990
Total value
Dividends reinvested                     $69            35          118          491          316          527
Value at year-end                     $9,941        15,357       19,813       21,422       24,569       28,742
EuroPacific's total return             -0.6%          54.5         29.0          8.1         14.7         17.0

Year ended March 31                     1991          1992         1993         1994         1995         1996
Total value
Dividends reinvested                     656           611          538          515          715        1,131
Value at year-end                     31,359        35,033       37,728       47,638       47,974       57,494
EuroPacific's total return               9.1          11.7          7.7         26.3          0.7         19.8

Year ended March 31                     1997          1998         1999         2000         2001         2002
Total value
Dividends reinvested                   1,062         1,155          991          841          637        2,209
Value at year-end                     66,627        80,601       87,198      134,560       96,853       94,302
EuroPacific's total return              15.9          21.0          8.2         54.3        -28.0         -2.6

Year ended March 31                     2003          2004
Total value
Dividends reinvested                     836         1,083
Value at year-end                     72,463       113,848
EuroPacific's total return             -23.2          57.1

Average annual
total rate of return
for fund's lifetime:
13.0%(3)

* For the period April 16, 1984 (commencement of operations) through March 31, 1985.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more.
(2) The maximum initial sales charge was 8.5% prior to July 1, 1988.
(3) Includes reinvested dividends of $14,534 and reinvested capital gain distributions of $34,897.
(4) The indexes are unmanaged and do not reflect the effect of sales charges, commissions or expenses.
(5) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

AVERAGE ANNUAL TOTAL RETURNS
(based on a $1,000 investment for periods ended March 31, 2004, with all distributions reinvested and payment of the 5.75% maximum sales charge at the beginning of the stated periods)

Class A shares+
1 year                                                          +48.05%
5 years                                                          +4.24%
10 years                                                         +8.46%

+Results for other share classes can be found on page 37.

Figures shown on this page are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

[photo of the back of a geisha's head]

A WORLD OF CHANGE: 20 YEARS OF INTERNATIONAL INVESTING

EuroPacific Growth Fund was created in the belief that international markets offered U.S. investors two important benefits: First, that diversification could help offset the volatility of investing in a single market, even if that market were the United States; second, that taking advantage of investments beyond our borders could be rewarding over time.

[photo of street scene in London]

[Begin Sidebar]
[photo of Tim Dunn]
"With the creation of the eurozone, Europe has been transformed into a massive marketplace that should eventually help companies grow and become more globally competitive."

Tim Dunn
[End Sidebar]

It was a view that had few takers in 1984. With U.S. stocks making progress, and a strong dollar trimming gains from non-U.S. securities, most American investors preferred to stay home. What's more, international markets were notoriously difficult to trade in. Stock exchanges were often restricted or closed to foreigners. Publicly held companies had scant interest in minority shareholders, and accounting standards differed from country to country. Much of the world remained in the grip of socialist or communist governments, offering little or no opportunity for profitable investments. When EuroPacific began, it was one of only 10 mutual funds investing exclusively outside the U.S., according to Lipper.

Since then, world markets have undergone remarkable changes. The past two decades have seen communism fall and market economies flourish. Companies are operating globally in order to grow and stay competitive, and the quickening of technological innovation has created entire industries that didn't exist in 1984. Meanwhile, the expansion of developing markets has stimulated demand for everything from basic infrastructure to consumer goods; the financial markets of these countries have also broadened our investment universe.

With the convergence of these forces, investing outside the U.S. has gained wide acceptance. Today, there are more than 800 international mutual funds, according to Lipper. EuroPacific, with nearly $42 billion in assets and more than 1.5 million shareholder accounts, is by far the nation's largest.

On the next few pages, a number of EuroPacific's investment professionals share their views on some of the major changes that have affected the international landscape since 1984. They also talk about how they choose securities for the portfolio and how the fund's investment approach has contributed to its long-term success.

[photo of night street scene in Mexico]

[Begin Sidebar]
[photo of Rob Lovelace]
"The growth of developing markets has expanded the fund's investment options. In 1984, many of them -- Thailand, South Korea, Mexico, all of Eastern Europe -- were blocked to outside investors or didn't even have stock exchanges."

Rob Lovelace
[End Sidebar]

Joining the discussion are fund president and portfolio counselor Mark Denning; portfolio counselors Steve Bepler, Tim Dunn, Alwyn Heong, Carl Kawaja and Rob Lovelace; and Nick Grace, a research analyst who follows global commodities.

Q: WHAT TYPES OF COMPANIES DOES EUROPACIFIC INVEST IN?

MARK: EuroPacific can invest in virtually any company domiciled outside the U.S., although it focuses on those based in Europe and the Pacific Basin. Given these broad parameters, I'd be hard pressed to define a "typical" EuroPacific company. Holdings run the gamut -- from giant multinationals, such as Nestle and Sony, to so-called "domestic champions," like SK Telecom of South Korea and Dixons of the U.K., which do the bulk of their business within their home or regional markets. Of course, as a growth fund, it will emphasize those with above-average growth prospects.

CARL: There's no mandate to adhere to particular country or regional weightings, however. Rather, geographic concentrations reflect our convictions about individual companies, regardless of where they're based. As a result, EuroPacific's country breakdown will generally differ significantly from the EAFE Index or from mutual funds that are limited to a specific part of the world. Should a Canadian oil producer or a Taiwanese semiconductor manufacturer look particularly attractive, for example, we have the flexibility to take a position in it. That latitude has been advantageous: Over its lifetime EuroPacific has outpaced both the EAFE and the Lipper International Funds average. It has also matched the return on U.S. stocks -- a remarkable achievement in light of the strength of U.S. stocks over the past decade.

[photo of a street in Canada]

[Begin Sidebar]
[photo of Steve Bepler]
"Because we pay such close attention to valuations, we're willing to forgo an investment opportunity, even if it hurts short-term returns. Over the long run, that strategy has proven to be a sound one."

Steve Bepler
[End Sidebar]

[Begin Sidebar]
INTERNATIONAL   DIVERSIFICATION  CAN  CUSHION  YOUR  OVERALL  PORTFOLIO  AGAINST
DECLINES IN THE U.S. AND EVEN HELP IT DO BETTER AT TIMES.
[End Sidebar]

Q: WHY INVEST INTERNATIONALLY?

STEVE: I would say that the best argument is the sheer abundance of investment opportunities abroad. When the fund began, stock markets outside the U.S. had a collective capitalization of about $860 billion -- slightly more than France today. International stocks are now worth about $9.1 trillion, and include markets like South Korea, Brazil and Hungary. The scope of that growth is reflected in the fund's portfolio, which currently has exposure to 36 countries, compared with 12 at the end of our first fiscal year.

ROB: Even the term `developing markets' was relatively obscure in 1984. Since then, economic progress and the collapse of communism have opened up such regions as Eastern Europe, Southeast Asia and Latin America. EuroPacific has profited from this trend. To cite just one instance, we first invested in Telefonos de Mexico in 1989, shortly after it was privatized by the government. The stock has been in the portfolio almost continuously since then, and has been an important contributor to returns.

TIM: I would add that many of these countries have matured into major players over time. Spain had virtually no securities market 20 years ago. Today, it's the world's eighth-largest economy and a significant investor in Latin America.

MARK: Another reason to invest beyond the U.S. is a simple one: diversification. Because stock markets often move in different directions, an international component can help cushion your overall portfolio against declines in the U.S., and hopefully help it do even better at times. As you can see from the "globes and flags" chart on page 4, international markets have bested their U.S. counterparts in 12 of the past 25 calendar years.


[Begin Sidebar]
A POOL OF EXPERIENCE

Of the 32 research analysts directly involved with EuroPacific, 20 have more than 10 years of experience; 11 have been in the business for 15 years or more. In many cases, analysts live in the regions they cover and reap the rewards of proximity: They speak the language, understand the regulatory environments and are familiar with business cultures and their protocols. That's particularly beneficial for an international fund.

Number of EuroPacific analysts                          32
Average years of experience                             13
Languages spoken                                        17
Countries of origin                                     15

[End Sidebar]

[photo of a subway station]

[Begin Sidebar]
[photo of Mark Denning]
"International companies are increasingly focused on creating shareholder value. They have also made tremendous improvements in accounting standards, flow of information and corporate governance."

Mark Denning
[End Sidebar]


Q: HOW DO WE CHOOSE COMPANIES FOR THE PORTFOLIO?

ALWYN: Our approach has always been from the bottom up and long term. We select one company at a time, scrutinizing fundamentals -- balance sheets, cash flow, market share, pace of innovation, expansion plans, the quality of management and so on -- to try to determine its prospects over the next three or five or even 10 years. Then we look at the stock price to see if it's reasonably valued compared with similar companies around the world. We want to spot bargains before other investors do.

STEVE: Because we pay such close attention to valuations, we're willing to forgo an investment opportunity even if it hurts returns in the short run. That happened in the early 1980s, right out of the starting gate for EuroPacific, when the Japanese market was soaring through the stratosphere. By mid-1987, Japanese stocks had a price-to-earnings ratio of about 60, versus 15 for Europe and 17 for the U.S. We simply couldn't reconcile stock prices with the underlying value of the companies and so we invested cautiously there. As a result of our underweighting, EuroPacific trailed the EAFE index through 1988, but when Japan's bubble burst in 1990, the portfolio was well protected.

[Begin Sidebar]
[photo of Alwyn Heong]
"At the moment, we're investing in China through foreign businesses -- producers of steel, chemicals and machinery -- that are helping China meet its enormous demand for infrastructure."

Alwyn Heong
[End Sidebar]

[photo of street scene in China]

[Begin Sidebar]
CAPITAL'S   GLOBAL  RESEARCH  EFFORT  ENABLES  US  TO  DEVELOP  A  MORE  NUANCED
PERSPECTIVE ON THE COMPANIES WE FOLLOW.
[End Sidebar]

Q: HOW DO WE FIND INVESTMENTS FOR THE FUND?

CARL: Part of being a successful investor is widening your opportunity set and then using your experience to hone in on your best options. One of EuroPacific's greatest strengths is the research capabilities of its investment adviser, Capital Research and Management Company. Because our analysts generate so many good investment ideas, we have the luxury of choosing only those we feel most comfortable with.

NICK: Capital is organized in a completely global way, in that it supports a communications network that enables us to develop a multifaceted perspective on the companies we follow. I believe that nuanced picture gives us an edge, as companies globalize both in terms of their production capabilities and the markets that they serve. The steel companies that I follow, for example, may be headquartered in Great Britain, have mines in Brazil or South Africa and serve a Chinese clientele. I try to pull all the pieces of the puzzle together by traveling to all of those places and interviewing key people: corporate executives, consumers, union leaders and so on. My fellow Capital analysts use the same degree of care in gathering information. We leverage that knowledge through regular phone conferences, e-mails and other channels.

[Begin Sidebar]
AN EXPANDING UNIVERSE: THEN AND NOW
[begin bar chart]

Non-U.S. stock markets

18

48

Publicly traded companies

16,437

42,690

International market capitalization

$864 billion

$9.1 trillion

Sources: Non-U.S. markets and market
capitalization-- MSCI; publicly traded
companies -- International Finance Corp./
Standard & Poor's Emerging Markets Data Base.
[end bar chart]
[End Sidebar]

Q: LOOKING FORWARD, WHAT ARE SOME MAJOR DEVELOPMENTS THAT MIGHT AFFECT THE FUND?

TIM: On a regional basis, Europe has experienced a remarkable metamorphosis. The creation of the eurozone has consolidated a massive marketplace out of what was once a bureaucratic, largely nationalized business environment. These changes are ongoing. With the entry of an additional 10 countries this May, Western Europe now has access to a new customer base in these fast-growing economies, as well as to cheaper labor, which should make their goods more globally competitive. At the same time, companies are becoming increasingly shareholder-friendly. Corporate governance has improved, and beginning next year, the EU will adopt international accounting standards. The potential is very encouraging.

ALWYN: We have also seen a profound shift in the balance of economic power in Asia -- most notably in the decline of Japan over the past decade and the emergence of Taiwan, South Korea and China. In a neat parallel, Britain signed Hong Kong back over to Chinese sovereignty in 1984, the year EuroPacific began. Although the actual handover didn't take place for another 13 years, it signaled China's appearance on the economic stage. We've been following Chinese companies for more than a decade and are always looking for ways to invest there. We're not willing to abandon our fundamental approach to do it, though. We still need to know the business very well, and need to understand, and trust, corporate managements. At the moment, we prefer to tap into China's growth through more established companies based elsewhere. EuroPacific owns only a handful of Chinese stocks, but we can be patient. Our goal, as with all of our investments, is to be there at the right time for the long-term benefit of our shareholders.

[photo of a taxis on a street in Paris]

[Begin Sidebar]
[photo of Carl Kawaja]
"EuroPacific has a broader reach than many international funds, both in terms of countries and companies. That flexibility has been very advantageous for shareholders over time."

Carl Kawaja
[End Sidebar]

[Begin Sidebar]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

EuroPacific Growth Fund is managed by six portfolio counselors, each of whom takes responsibility for a portion of assets independently, in keeping with the fund's objective. This system accommodates a range of investment styles and assures the continuity of our investment approach. Over time, it has contributed to the fund's history of consistent results.

Portfolio counselor                   Years of investment experience                  Years with American Funds and affiliates

Stephen Bepler                                      38                                                   32
Mark Denning                                        22                                                   22
Timothy Dunn                                        18                                                   14
Alwyn Heong                                         16                                                   12
Carl Kawaja                                         16                                                   13
Robert Lovelace                                     19                                                   19

[End Sidebar]

[photo of Dave and Judie Butler]

CARVING OUT A FUTURE

These days you'll find Dave Butler building model airplanes in his workshop or carving the beautiful wood sculptures that decorate his home in upstate New York. Newly retired, Dave even cooks a few nights a week for his wife, Judie, who enjoys going off to work after many years as a homemaker. For Dave, who spent much of his long career as an engineer traveling abroad, retirement has brought him closer to home and given him more time to do the things he loves.

Dave's pursuits require time and patience. "Whether building planes or carving sculptures, planning and foresight are key factors," Dave explains. "Starting with just a block of wood, you need to have the vision of what you want to achieve and the patience to get there." He and Judie, married for 40 years, apply those same principals to their financial plan. Though they had a pension and other sources of retirement income to fall back on, the Butlers wanted a cushion to help ensure that the years ahead were comfortable.

In 1986, on the advice of their broker, they transferred money from another investment into EuroPacific Growth Fund. As the Butlers tell it, they were young and adventurous, and the nascent international growth fund seemed like a good fit. Dave's travels had given him an appreciation of the many investment opportunities around the globe. He also wanted to take advantage of the fund's diversification as well as American Fund's research-driven investment strategy. Given their investment time horizon, they weren't overly concerned with the market bumps they might experience along the way. Once the Butlers invested their money in the fund, they didn't touch it and hardly thought about it. "We rarely tracked the account," Judie explains. "We just reinvested the dividends and lived our life, knowing that holding on for the long term was the best approach for us."

Nearly 20 years later, their patience and resolve have paid off. Their original investment in EuroPacific has increased about six-fold since they made it. Thanks in part to an investment strategy that looked for opportunities all over the world, the Butlers have the resources to take a similarly global approach to another of their longstanding interests -- family travel. Next month Dave, Judie and their adult children, Samantha and Tim, are going on safari in Tanzania.

[photo of Dave and Judie Butler working in a workshop]

INVESTMENT PORTFOLIO, March 31, 2004

[begin pie chart]
INDUSTRY DIVERSIFICATION

                                                        Percent
By Industry                                       of net assets
Commercial Banks                                         9.40 %
Pharmaceuticals                                          8.67
Diversified Telecommunication Services                   7.72
Wireless Telecommunication Services                      5.16
Oil & Gas                                                5.11
Other industries                                        56.53
Cash & equivalents                                       7.41
[end pie chart]



LARGEST EQUITY HOLDINGS

                                      Percent
                                of net assets
AstraZeneca                            2.14 %
Vodafone                               1.98
KPN                                    1.57
Mitsui Sumitomo Insurance              1.47
Nestle                                 1.35
Unilever                               1.32
Novo Nordisk                           1.30
Telefonica                             1.30
Cia. Vale do Rio Doce                  1.24
HSBC                                   1.17



                                                                                         Shares or principal        Market
                                                                                                     amount          value
EQUITY SECURITIES (common and preferred stocks and convertible                                                       (000)
   debentures)  -  92.59%

COMMERCIAL BANKS  -  9.40%
HSBC Holdings PLC (United Kingdom)                                                               16,818,563      $ 250,395
HSBC Holdings PLC                                                                                15,894,640        239,675
ABN AMRO Holding NV (Netherlands)                                                                16,723,294        373,248
Kookmin Bank (South Korea)                                                                        9,184,720        372,613
Societe Generale (France)                                                                         3,920,000        335,020
Royal Bank of Scotland Group PLC (United Kingdom)                                                 9,170,000        279,797
Bank of Nova Scotia (Canada)                                                                      4,796,200        258,701
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable preferred 2005,
   units (Japan)                                                                              7,197,000,000        169,170
Sumitomo Mitsui Financial Group, Inc.                                                                10,100         74,614
Shinhan Financial Group Co., Ltd. (South Korea)                                                  12,970,900        238,777
Svenska Handelsbanken Group, Class A (Sweden)                                                    10,265,000        193,795
DEPFA BANK PLC (Ireland)                                                                          1,115,000        175,503
HBOS PLC (United Kingdom)                                                                        12,307,943        167,159
Mizuho Financial Group, Inc. (Japan)                                                                 36,290        155,981
Westpac Banking Corp. (Australia)                                                                11,000,000        147,316
National Savings and Commercial Bank Ltd. (GDR) (Hungary) (1)                                     3,700,000        139,675
Lloyds TSB Group PLC (United Kingdom)                                                            17,500,000        133,169
Credit Agricole SA (France)                                                                       4,000,000        104,524
Malayan Banking Bhd. (Malaysia)                                                                  13,150,300         40,143
Unibanco-Uniao de Bancos Brasileiros SA, units (GDS) (Brazil)                                     1,640,000         40,131
Allied Irish Banks, PLC (Ireland)                                                                 2,550,000         38,068
Toronto-Dominion Bank (Canada)                                                                      300,000         10,548


PHARMACEUTICALS  -  8.67%
AstraZeneca PLC (Sweden)                                                                         14,341,617        671,670
AstraZeneca PLC  (United Kingdom)                                                                 4,863,000        225,793
Novo Nordisk A/S, Class B (Denmark)                                                              11,749,350        545,470
Sanofi-Synthelabo (France)                                                                        6,852,631        447,878
Elan Corp., PLC (ADR) (Ireland) (1)                                                              18,644,300        384,445
Shionogi & Co., Ltd. (Japan)                                                                     17,546,000        309,408
UCB NV (Belgium)                                                                                  7,124,700        273,964
Novartis AG (Switzerland)                                                                         4,613,960        195,874
Roche Holding AG (Switzerland)                                                                    1,970,000        192,368
H. Lundbeck A/S (Denmark)                                                                         6,990,388        134,548
Chugai Pharmaceutical Co., Ltd. (Japan)                                                           6,418,000        101,969
ALTANA AG (Germany)                                                                               1,350,000         83,569
Aventis, Class A (France)                                                                           830,000         63,842


DIVERSIFIED TELECOMMUNICATION SERVICES  -  7.72%
Royal KPN NV (Netherlands) (1)                                                                   84,091,300        656,635
Telefonica, SA (Spain) (1)                                                                       35,918,705        543,723
KT Corp. (ADR) (South Korea)                                                                     10,687,880        203,497
KT Corp.                                                                                          2,807,590        103,490
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                             7,030,000        245,417
Telefonos de Mexico, SA de CV, Class L                                                            7,180,000         12,530
Telekom Austria AG (Austria) (1)                                                                 17,888,618        257,372
Portugal Telecom, SGPS, SA (Portugal)                                                            15,795,000        176,750
Telenor ASA (Norway)                                                                             23,044,700        159,855
Swisscom AG (Switzerland)                                                                           465,770        152,892
Deutsche Telekom AG (Germany) (1)                                                                 8,199,100        147,405
Telecom Italia SpA, nonvoting (Italy) (1)                                                        57,200,000        130,127
BT Group PLC (United Kingdom)                                                                    30,000,000         97,720
France Telecom, SA (France) (1)                                                                   3,530,000         90,376
Telecom Corp. of New Zealand Ltd. (New Zealand)                                                  18,366,816         71,048
Singapore Telecommunications Ltd. (Singapore)                                                    48,097,000         66,953
BCE Inc. (Canada)                                                                                 3,145,196         66,110
Philippine Long Distance Telephone Co. (ADR) (Philippines) (1)                                    2,936,764         50,219
Telewest Communications PLC (United Kingdom) (1)                                                 35,019,721            980


WIRELESS TELECOMMUNICATION SERVICES  -  5.16%
Vodafone Group PLC (United Kingdom)                                                             349,490,430        828,078
KDDI Corp. (Japan)                                                                                   79,948        450,249
SK Telecom Co., Ltd. (ADR) (South Korea)                                                         15,568,650        331,612
America Movil SA de CV, Series L (ADR) (Mexico)                                                   6,337,600        244,948
America Movil SA de CV, Series L                                                                  7,180,000         13,881
Bouygues SA (France)                                                                              3,030,000        104,328
China Mobile (Hong Kong) Ltd. (China)                                                            32,000,000         94,863
China Unicom Ltd. (China)                                                                       103,828,000         93,937


OIL & GAS  -  5.11%
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR) (Brazil)                           13,411,150        449,274
Norsk Hydro AS (Norway)                                                                           5,370,000        338,071
Norsk Hydro ASA (ADR)                                                                               250,000         17,618
Canadian Natural Resources, Ltd. (Canada)                                                         6,062,700        335,790
Petro-Canada (Canada)                                                                             7,347,400        322,533
Royal Dutch Petroleum Co. (Netherlands)                                                           2,400,000        114,067
Royal Dutch Petroleum Co. (New York registered)                                                   1,000,000         47,580
Shell Transport and Trading Company, PLC (ADR) (United Kingdom)                                   1,675,000         66,849
Shell Transport and Trading Company, PLC                                                          4,200,000         27,478
LUKoil Holding (ADR) (Russia)                                                                       940,000        117,265
Nexen Inc. (Canada)                                                                               2,375,359         92,474
ENI SpA (Italy)                                                                                   4,250,000         85,517
Sasol Ltd. (South Africa)                                                                         4,700,000         73,212
BG Group PLC (United Kingdom)                                                                     4,570,000         27,354
TOTAL SA (France)                                                                                   130,000         23,883


FOOD PRODUCTS  -  4.56%
Nestle SA (Switzerland)                                                                           2,225,000        567,091
Unilever PLC (United Kingdom)                                                                    55,672,239        551,713
Unilever NV (Netherlands)                                                                         4,419,000        305,122
Koninklijke Numico NV, Class C (Netherlands) (1)                                                  8,145,900        240,408
Groupe Danone (France)                                                                            1,189,000        195,046
Nissin Food Products Co., Ltd. (Japan)                                                            1,979,500         50,423


MEDIA  -  3.78%
News Corp. Ltd., preferred (Australia)                                                           38,440,819        304,782
News Corp. Ltd., preferred (ADR)                                                                  2,113,400         67,016
News Corp. Ltd. (ADR)                                                                             1,477,300         53,153
News Corp. Ltd.                                                                                   3,981,442         35,790
Grupo Televisa, SA, ordinary participation certificates (ADR) (Mexico)                            4,413,400        208,930
British Sky Broadcasting Group PLC (United Kingdom)                                              13,000,000        162,324
Mediaset SpA (Italy)                                                                              8,980,200         99,718
Mediaset SpA (2)                                                                                  4,138,700         45,957
Thomson Corp. (Canada)                                                                            3,270,000        101,020
WPP Group PLC (United Kingdom)                                                                    9,900,000        100,295
VNU NV (Netherlands)                                                                              3,245,000         92,976
Pearson PLC (United Kingdom)                                                                      7,537,272         85,791
Publishing & Broadcasting Ltd. (Australia)                                                        6,506,500         58,588
Elsevier NV (Netherlands)                                                                         4,210,000         55,601
Vivendi Universal (France) (1)                                                                    2,037,200         54,036
Nippon Television Network Corp. (Japan)                                                             180,790         32,245
Metropole Television (France) (1)                                                                   770,000         23,104
Antena 3 Television, SA (Spain) (1)                                                                  36,270          1,673
KirchMedia GmbH & Co. KGaA, nonvoting (Germany) (1) (2) (3)                                       3,430,000              -


AUTOMOBILES  -  3.67%
Honda Motor Co., Ltd. (Japan)                                                                     9,165,100        422,071
Suzuki Motor Corp. (Japan)                                                                       18,215,000        282,933
Toyota Motor Corp. (Japan)                                                                        7,127,600        265,328
Fuji Heavy Industries Ltd. (Japan)                                                               32,957,000        178,018
Renault SA (France)                                                                               1,775,000        122,996
Hyundai Motor Co. (South Korea)                                                                   2,643,450        120,849
Bayerische Motoren Werke AG (Germany)                                                             2,774,000        112,876
Nissan Motor Co., Ltd. (Japan)                                                                    3,045,000         34,035


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  3.51%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                                        200,356,323        365,391
Samsung Electronics Co., Ltd. (South Korea)                                                         687,800        343,240
Rohm Co., Ltd. (Japan)                                                                            2,621,000        338,721
Advanced Semiconductor Engineering, Inc. (Taiwan) (1)                                           148,113,000        158,017
Tokyo Electron Ltd. (Japan)                                                                       2,217,400        147,855
STMicroelectronics NV (France)                                                                    4,900,000        115,570


INSURANCE  -  3.49%
Mitsui Sumitomo Insurance Co., Ltd. (Japan)                                                      57,996,000        616,517
Sompo Japan Insurance Inc. (Japan)                                                               18,399,000        197,000
Millea Holdings, Inc. (Japan)                                                                        11,513        178,941
PartnerRe Holdings Ltd. (Multinational)                                                           2,617,850        147,778
Allianz AG (Germany)                                                                                921,835        100,447
QBE Insurance Group Ltd. (Australia)                                                              9,440,760         80,543
Fairfax Financial Holdings Ltd. (Canada)                                                            333,000         51,688
Fairfax Financial Holdings Ltd. 5.00% convertible debentures 2023 (2)                       $    20,000,000         20,775
NIPPONKOA Insurance Co., Ltd. (Japan)                                                            10,217,000         68,420


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  3.33%
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                                    79,218,008        343,118
Murata Manufacturing Co., Ltd. (Japan)                                                            4,622,600        293,153
Hoya Corp. (Japan)                                                                                2,314,000        225,339
Hirose Electric Co., Ltd. (Japan)                                                                 1,830,000        203,138
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                                 3,730,000        151,322
TDK Corp. (Japan)                                                                                 1,400,000        106,783
Yokogawa Electric Corp. (Japan)                                                                   3,532,000         52,321
Samsung SDI Co., Ltd. (South Korea)                                                                 130,020         19,057


METALS & MINING  -  3.11%
Cia. Vale do Rio Doce, ordinary nominative (ADR) (Brazil)                                         5,162,300        283,410
Cia. Vale do Rio Doce, Class A, preferred nominative                                              5,031,800        236,416
Xstrata PLC (United Kingdom)                                                                     21,747,885        290,164
WMC Resources Ltd (Australia)                                                                    32,925,603        128,643
BHP Billiton PLC (United Kingdom)                                                                12,000,000        109,535
POSCO (South Korea)                                                                                 640,000         90,455
Anglogold Ltd. (South Africa)                                                                     2,000,000         85,706
Alumina Ltd. (Australia)                                                                         12,621,257         51,624
Rio Tinto PLC (United Kingdom)                                                                    1,010,300         24,951


FOOD & STAPLES RETAILING  -  2.80%
Koninklijke Ahold NV (Netherlands) (1)                                                           59,159,532        484,505
AEON Co., Ltd. (Japan)                                                                            7,029,000        302,794
Wal-Mart de Mexico, SA de CV, Series V (Mexico)                                                  62,004,459        189,416
Coles Myer Ltd. (Australia)                                                                      17,647,400        109,350
Woolworths Ltd. (Australia)                                                                       9,700,089         87,715


BEVERAGES  -  2.25%
Orkla AS (Norway) (4)                                                                            11,024,000        316,486
Heineken NV (Netherlands)                                                                         6,303,750        252,706
Coca-Cola HBC SA (Greece)                                                                         5,364,583        137,346
Foster's Group Ltd. (Australia)                                                                  28,050,887         93,971
Southcorp Ltd. (Australia)                                                                       37,200,000         90,272
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                               1,020,000         50,255


SPECIALTY RETAIL  -  2.19%
INDITEX SA (Spain)                                                                               10,507,568        242,918
FAST RETAILING CO., LTD. (Japan)                                                                  2,705,100        220,862
Kingfisher PLC (United Kingdom)                                                                  35,269,098        187,253
Dixons Group PLC (United Kingdom)                                                                65,779,418        186,423
Yamada Denki Co., Ltd. (Japan)                                                                    1,386,000         54,121
Kesa Electricals PLC (United Kingdom)                                                             5,592,936         27,687


DIVERSIFIED FINANCIAL SERVICES  -  1.57%
ING Groep NV (Netherlands)                                                                       20,273,415        445,752
ING Groep NV, warrants, expire 2008 (1)                                                           1,730,000          7,233
Brascan Corp., Class A (Canada)                                                                   4,650,000        185,277
First Pacific Co. Ltd. (Hong Kong) (1)                                                           70,324,000         17,508


ELECTRIC UTILITIES  -  1.55%
Scottish Power PLC (United Kingdom)                                                              34,803,300        243,865
E.ON AG (Germany)                                                                                 3,655,000        240,908
Korea Electric Power Corp. (South Korea)                                                          6,915,960        121,581
Korea Deposit Insurance Corp. 2.25% convertible debentures 2005 (South Korea)(2)            $    35,300,000         44,125


HOUSEHOLD DURABLES  -  1.44%
Koninklijke Philips Electronics NV (Netherlands)                                                  6,110,000        176,792
Daito Trust Construction Co., Ltd. (Japan)                                                        4,000,000        155,809
Sekisui House, Ltd. (Japan)                                                                       9,575,000        107,757
LG Electronics Inc. (South Korea)                                                                 1,595,000         95,600
Sony Corp. (Japan)                                                                                1,609,700         67,335


BUILDING PRODUCTS  -  1.15%
Asahi Glass Co., Ltd. (Japan)                                                                    37,219,000        401,364
Tostem Inax Holding Corp. (Japan)                                                                 2,808,000         61,963
ASSA ABLOY AB, Class B (Sweden)                                                                   1,668,400         20,336


REAL ESTATE  -  0.95%
Mitsubishi Estate Co., Ltd. (Japan)                                                              11,830,000        160,147
Westfield Trust, units (Australia)                                                               32,667,579         91,239
Westfield Trust, units (1)                                                                        1,172,565          3,248
Sun Hung Kai Properties Ltd. (Hong Kong)                                                          8,150,000         74,521
Hongkong Land Holdings Ltd. (Hong Kong)                                                          34,363,300         62,198
Security Capital European Realty (Luxembourg) (1) (2) (3)                                           316,879          5,355


CHEMICALS  -  0.94%
L'Air Liquide (France)                                                                              988,569        168,367
Nitto Denko Corp. (Japan)                                                                         2,924,400        160,487
BASF AG (Germany)                                                                                 1,275,000         64,800

CONSTRUCTION MATERIALS  -  0.90%
Cemex, SA de CV, ordinary participation certificates, units (ADR) (Mexico)                        5,670,829        169,104
Cemex, SA de CV, American depositary warrants, expire 2004 (1)                                       17,989             65
Boral Ltd. (Australia)                                                                           19,060,392         91,924
Siam Cement Co. Ltd. (Thailand)                                                                  10,700,000         68,205
Holcim Ltd. (Switzerland)                                                                           900,000         48,114


TEXTILES, APPAREL & LUXURY GOODS  -  0.85%
Cie. Financiere Richemont AG, units, Class A (Switzerland)                                       13,291,772        357,125


OFFICE ELECTRONICS  -  0.84%
Canon, Inc. (Japan)                                                                               5,390,000        278,731
Konica Minolta Holdings, Inc. (Japan)                                                             5,150,000         73,522


PAPER & FOREST PRODUCTS  -  0.80%
Sappi Ltd. (South Africa)                                                                        10,861,000        150,572
Stora Enso Oyj, Class R (Finland)                                                                 5,954,843         74,984
UPM-Kymmene Corp. (Finland)                                                                       4,000,000         73,290
Abitibi-Consolidated Inc. (Canada)                                                                5,106,300         36,296


MACHINERY  -  0.77%
FANUC LTD (Japan)                                                                                 3,140,000        196,721
Metso Oyj (Finland)                                                                               5,000,000         67,265
Volvo AB, Class B (Sweden)                                                                        1,742,900         57,381


MULTI-UTILITIES & UNREGULATED POWER  -  0.74%
National Grid Transco PLC (United Kingdom)                                                       39,241,000        310,525


CAPITAL MARKETS  -  0.66%
Deutsche Bank AG (Germany)                                                                        3,345,625        278,320


CONSUMER FINANCE  -  0.66%
ORIX Corp. (Japan)                                                                                1,497,000        165,312
ORIX Corp. (ADR)                                                                                    189,600         10,447
Promise Co., Ltd. (Japan)                                                                         1,444,100         99,063


HEALTH CARE EQUIPMENT & SUPPLIES  -  0.65%
Smith & Nephew PLC (United Kingdom)                                                              16,599,308        163,583
Essilor (France)                                                                                  1,805,000        109,849



COMPUTERS & PERIPHERALS  -  0.57%
NEC Corp. (Japan)                                                                                29,295,000        240,588


MULTILINE RETAIL  -  0.53%
Marui Co., Ltd. (Japan)                                                                           6,259,100         98,303
NEXT PLC (United Kingdom)                                                                         2,995,000         78,817
Shinsegae Co., Ltd. (South Korea)                                                                   187,060         46,186


COMMERCIAL SERVICES & SUPPLIES  -  0.53%
Adecco SA (Switzerland)                                                                           2,400,000        132,565
Vedior NV (Netherlands)                                                                           2,882,612         41,899
Brambles Industries Ltd. (Australia)                                                              6,234,136         26,688
Brambles Industries PLC (United Kingdom)                                                          3,000,000         11,856
Securitas AB, Class B (Sweden)                                                                      549,900          7,941


OTHER - 2.94%
Continental AG (Germany)                                                                          3,092,200        121,755
Gas Natural SDG, SA (Spain)                                                                       4,795,000        119,638
Yamato Transport Co., Ltd. (Japan)                                                                6,720,000        112,698
SAP AG (Germany)                                                                                    560,000         88,593
T-Online International AG (Germany) (1)                                                           6,950,000         82,900
Yahoo Japan Corp. (Japan) (1) (3)                                                                     5,160         62,873
Yahoo Japan Corp.  (1)                                                                                  660          8,042
Swedish Match AB (Sweden)                                                                         6,688,799         68,235
Gallaher Group PLC (United Kingdom)                                                               5,550,866         66,450
Ryanair Holdings PLC (ADR) (Ireland) (1)                                                          1,743,700         59,617
Ryanair Holdings PLC (1)                                                                            519,200          2,924
Uni-Charm Corp. (Japan)                                                                           1,298,000         62,017
Bombardier Inc., Class B (Canada)                                                                12,000,000         53,665
Hindustan Lever Ltd. (India)                                                                     15,000,000         53,487
Shiseido Co., Ltd. (Japan)                                                                        3,972,000         51,675
ABB Ltd (Switzerland) (1)                                                                         8,202,500         48,349
ABB Ltd (Sweden) (1)                                                                                212,980          1,250
Hongkong and China Gas Co. Ltd. (Hong Kong)                                                      28,259,000         48,777
Siemens AG (Germany)                                                                                550,000         40,627
Johnson Electric Holdings Ltd. (Hong Kong)                                                       33,659,500         36,501
Matsushita Electric Works, Ltd. (Japan)                                                           2,515,000         24,009
Hilton Group PLC (United Kingdom)                                                                 4,129,039         17,249
TI Automotive Ltd., Class A (United Kingdom) (1) (3)                                              3,197,300              -


MISCELLANEOUS  -  4.80%
Other equity securities in initial period of acquisition                                        444,274,151      2,009,578

TOTAL EQUITY SECURITIES (cost: $29,936,725,000)                                                                 38,784,523



                                                                                                                 Principal
                                                                                                                    amount
BONDS & notes  -  0.00%                                                                                              (000)

HOUSEHOLD PRODUCTS  -  0.00%
Hindustan Lever Ltd. 9.00% 2005                                                                    INR          9,0001,343

TOTAL BONDS & notes (cost: $1,161,000)                                                                               1,343





SHORT-TERM SECURITIES  -  7.11%

CORPORATE SHORT-TERM NOTES  -  5.52%
ANZ (Delaware) Inc. 1.05%-1.09% due 4/6-4/8/04                                                     $ 75,600         75,585
NBNZ International Ltd. 1.03% due 5/25-6/14/04 (2)                                                   75,000         74,863
Alcon Capital Corp 1.00%-1.01% due 4/21-5/10/04 (2)                                                  89,000         88,919
Nestle Capital Corp. 1.00%-1.01% due 4/5-5/3/04 (2)                                                  59,030         58,984
Canada Government 0.97%-1.00% due 4/12-6/2/04                                                       128,500        128,441
Old Line Funding, LLC 1.02%-1.04% due 4/7-4/19/04 (2)                                                60,414         60,387
Royal Bank of Canada 1.035% due 4/6/04                                                               39,200         39,193
Thunder Bay Funding, LLC 1.03% due 4/7/04 (2)                                                        25,000         24,995
Amsterdam Funding Corp. 1.02% due 4/20-4/27/04 (2)                                                   72,500         72,452
ABN AMRO North America Finance Inc. 1.035% due 5/5/04                                                50,000         49,951
Bank of Ireland 1.02%-1.05% due 4/5-5/24/04 (2)                                                     110,000        109,896
Royal Bank of Scotland PLC 1.01%-1.02% due 5/7-5/12/04                                              100,000         99,889
Bank of America Corp. 1.02%-1.07% due 5/3-6/7/04                                                    100,000         99,858
ING (U.S.) Funding LLC 1.025%-1.075% due 5/3-6/22/04                                                100,000         99,845
Abbey National North America LLC 1.00%-1.035% due 4/21-5/19/04                                       92,500         92,396
Shell Finance (U.K.) PLC 1.01%-1.07% due 4/5-5/21/04                                                 60,000         59,959
Shell Finance (U.K.) PLC 1.00% due 4/8/04 (2)                                                        21,000         20,995
Barton Capital Corp. 1.02%-1.03% due 4/20-5/18/04 (2)                                                79,500         79,434
Siemens Capital Co. LLC 1.00%-1.02% due 4/2-6/1/04                                                   75,000         74,948
American Honda Finance Corp. 1.02%-1.03% due 5/7-5/12/04                                             70,000         69,925
Dexia Delaware LLC 1.02%-1.035% due 4/22-6/2/04                                                      67,900         67,837
Toyota Motor Credit Corp. 1.03%-1.04% due 4/7-5/11/04                                                60,900         60,860
BMW U.S. Capital Corp. 1.00%-1.03% due 4/8-4/13/04                                                   60,000         59,983
Private Export Funding Corp. 1.03%-1.06% due 6/3-6/24/04 (2)                                         60,000         59,870
Spintab AB (Swedmortgage) 1.02%-1.12% due 4/1-4/26/04                                                55,000         54,988
HBOS Treasury Services PLC 1.035%-1.08% due 4/1-5/19/04                                              55,000         54,958
Toronto-Dominion Holdings USA Inc. 1.03% due 5/6/04                                                  53,700         53,646
TotalFinaElf Capital SA 0.995% due 4/12/04 (2)                                                       50,000         49,983
Rabobank Nederland NV 1.025% due 4/15/04                                                             50,000         49,979
Aventis S.A. 1.01%-1.02% due 4/16-5/19/04 (2)                                                        50,000         49,955
UBS Finance (Delaware) LLC 1.01% due 5/12/04                                                         48,000         47,944
Svenska Handelsbanken 1.03% due 4/6/04                                                               42,300         42,293
Electricite de France 0.99%-1.02% due 4/15-4/28/04                                                   40,000         39,978
Credit Lyonnais N.A. Inc. 1.02% due 4/20/04                                                          35,000         34,981
BNP Paribas Finance Inc. 1.02% due 4/14/04                                                           30,000         29,988
CBA (Delaware) Finance Inc. 1.02% due 4/5/04                                                         25,000         24,996
Novartis Finance Corp. 0.98% due 5/18/04 (2)                                                         25,000         24,967
CDC Commercial Paper Corp. 1.02% due 5/25/04 (2)                                                     25,000         24,962


FEDERAL AGENCY DISCOUNT NOTES  -  0.80%
Federal Farm Credit Banks 0.95%-1.08% due 5/21-8/9/04                                               273,000        272,300
Federal Home Loan Bank 0.99% due 4/14-5/21/04                                                        36,000         35,965
Student Loan Marketing Assn. 1.021% due 7/15/04 (5)                                                  25,000         25,001


U.S. TREASURIES  -  0.45%
U.S. Treasury Bills 0.86%-1.00% due 5/20-8/26/04                                                    189,810        189,385


CERTIFICATES OF DEPOSIT  -  0.34%
Barclays Bank PLC 1.05% due 4/15/04                                                                  50,000         50,001
UBS Finance (Delaware) LLC 1.02% due 5/13/04                                                         50,000         50,001
BNP Paribas Finance Inc. 1.05% due 5/20/04                                                           40,000         40,003

TOTAL SHORT-TERM SECURITIES (cost: $2,975,660,000)                                                               2,975,739

TOTAL INVESTMENT SECURITIES (cost: $32,913,546,000)                                                             41,761,605

NEW TAIWANESE DOLLAR (cost: $7,541,000)                                                          NT$255,127          7,755

OTHER ASSETS LESS LIABILITIES                                                                                      118,667

NET ASSETS                                                                                                     $41,888,027

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Valued under fair value procedures adopted by authority of the Board of Trustees.
(4) The fund owns 5.15% of the outstanding voting securities of Orkla AS and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(5) Coupon rate may change periodically.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The  descriptions of the companies  shown in the portfolio,  which were obtained
from  published  reports  and  other  sources  believed  to  be  reliable,   are
supplemental and are not covered by the Independent Auditors' report.

See Notes to Financial Statements



EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE SEPTEMBER 30, 2003
Adecco
Advanced Semiconductor Engineering
ALTANA
Antena 3 Television
BASF
Boral
Coles Myer
Continental
Credit Agricole
Daito Trust Construction
FANUC
Hongkong and China Gas
Konica Minolta Holdings
Korea Electric Power
Metropole Television
Mizuho Financial Group
NEXT
OTP Bank
Portugal Telecom
Promise
Publishing & Broadcasting
Rio Tinto
Royal Bank of Scotland Group
Shinhan Financial Group
Shinsegae
Shiseido
Siam Cement
STMicroelectronics
TDK
Telecom Italia
Telenor
T-Online International
Toyota Motor
Uni-Charm
VNU
Yamada Denki
Yamato Transport
Yokogawa Electric


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE SEPTEMBER 30, 2003 ASML Holding
Ayala Corp.
British Airways
Groupe Bruxelles Lambert
Hang Lung Group
Hang Seng Bank
JFE
KirchPayTV
Linde
mm02
Munchener Ruckversicherungs-Gesellschaft
Nikon
Qantas Airways
Turkcell Iletisim Hizmetleri



FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2004                             (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $32,812,584)                                             $41,445,119
  Affiliated issuers (cost: $100,962)                                                      316,486             $41,761,605
 Cash denominated in non-U.S. currencies
  (cost: $7,541)                                                                                                     7,755
 Cash                                                                                                                6,500
 Receivables for:
  Sales of investments                                                                     116,026
  Sales of fund's shares                                                                   105,098
  Dividends and interest                                                                   158,895                 380,019
                                                                                                                42,155,879
LIABILITIES:
 Payables for:
  Purchases of investments                                                                 180,918
  Repurchases of fund's shares                                                              55,251
  Investment advisory services                                                              15,435
  Services provided by affiliates                                                           12,134
  Deferred Trustees' compensation                                                            1,772
  Other fees and expenses                                                                    2,342                 267,852
NET ASSETS AT MARCH 31, 2004                                                                                   $41,888,027

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                                                              $34,951,684
 Undistributed net investment income                                                                                46,878
 Accumulated net realized loss                                                                                  (1,961,298)
 Net unrealized appreciation                                                                                     8,850,763
NET ASSETS AT MARCH 31, 2004                                                                                   $41,888,027

SHARES OF BENEFICIAL INTEREST ISSUED AND OUTSTANDING - UNLIMITED
   SHARES AUTHORIZED

                                                                                                                   Net asset
                                                              Net assets         Shares outstanding          value per share (1)

Class A                                                     $ 32,759,191            1,015,609                     $ 32.26
Class B                                                          737,067               23,036                       32.00
Class C                                                          939,197               29,529                       31.81
Class F                                                        2,448,775               76,099                       32.18
Class 529-A                                                      104,098                3,237                       32.15
Class 529-B                                                       24,214                  760                       31.86
Class 529-C                                                       49,682                1,560                       31.86
Class 529-E                                                        6,593                  206                       32.04
Class 529-F                                                        6,314                  196                       32.13
Class R-1                                                          7,871                  247                       31.89
Class R-2                                                        174,299                5,470                       31.86
Class R-3                                                      1,052,470               32,933                       31.96
Class R-4                                                      1,105,496               34,602                       31.95
Class R-5                                                      2,472,760               76,646                       32.26

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $34.23 and $34.11, respectively for which the maximum offering prices per share were $34.23 and $34.11, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended March 31, 2004                       (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $66,876; also includes
            $4,587 from affiliates)                                                           $575,724
  Interest (net of non-U.S. withholding
            tax of $21)                                                                         41,425                $617,149

 Fees and expenses:
  Investment advisory services                                                                 144,962
  Distribution services                                                                         86,074
  Transfer agent services                                                                       28,041
  Administrative services                                                                        8,089
  Reports to shareholders                                                                        1,611
  Registration statement and prospectus                                                          1,240
  Postage, stationery and supplies                                                               2,844
  Trustees' compensation                                                                           658
  Auditing and legal                                                                               154
  Custodian                                                                                     11,746
  State and local taxes                                                                            444
  Other                                                                                            165
  Total expenses before reimbursement                                                          286,028
   Reimbursement of expenses                                                                       372                 285,656
 Net investment income                                                                                                 331,493

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                                1,289,013
  Non-U.S. currency transactions                                                                (1,703)              1,287,310
 Net unrealized appreciation on:
  Investments                                                                               11,917,942
  Non-U.S. currency translations                                                                   712              11,918,654
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                            13,205,964
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                   $13,537,457




STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                             Year ended              Year ended
                                                                                              March 31,               March 31,
                                                                                                   2004                    2003
OPERATIONS:
 Net investment income                                                                         $331,493                $268,365
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                              1,287,310              (1,007,785)
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                          11,918,654              (5,986,277)
  Net increase (decrease) in net assets
   resulting from operations                                                                 13,537,457              (6,725,697)

DIVIDENDS PAID TO SHAREHOLDERS FROM NET INVESTMENT INCOME AND CURRENCY GAINS                   (369,337)               (257,468)

CAPITAL SHARE TRANSACTIONS                                                                    6,043,871                 708,304

TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      19,211,991              (6,274,861)

NET ASSETS:
 Beginning of year                                                                           22,676,036              28,950,897
 End of year (including
  undistributed
  net investment income: $46,878 and $72,707,
  respectively)                                                                             $41,888,027             $22,676,036


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing primarily in the securities of companies based in Europe and the Pacific Basin.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      SHARE CLASS      INITIAL SALES CHARGE  CONTINGENT DEFERRED SALES         CONVERSION FEATURE
                                               CHARGE UPON REDEMPTION
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended March 31, 2004, there were no non-U.S. taxes paid on realized gains. As of March 31, 2004, there were no non-U.S. taxes provided on unrealized gains.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of March 31, 2004, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $33,104,547,000.

During the year ended March 31, 2004, the fund reclassified $12,369,000 from undistributed net realized gains to undistributed net investment income and $354,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:
                                                        (dollars in thousands)

Undistributed net investment income and currency gains                                                      $ 226,889
Short-term and long-term capital loss deferrals                                                           (1,956,077)
Gross unrealized appreciation on investment securities                                                      9,867,334
Gross unrealized depreciation on investment securities                                                    (1,202,521)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $764,548,000 and $1,191,529,000 expiring in 2010 and 2011,
respectively.   These  numbers   reflect  the  utilization  of  a  capital  loss
carryforward of $1,230,860,000 in the current period. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Tax basis distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

Share class                                                      Year ended March 31, 2004        Year ended March 31, 2003 (1)
Class A                                                                          $ 303,448                           $ 236,801
Class B                                                                              3,046                               1,438
Class C                                                                              4,508                               1,506
Class F                                                                             20,822                               9,266
Class 529-A                                                                            829                                 320
Class 529-B                                                                             94                                  53
Class 529-C                                                                            188                                  99
Class 529-E                                                                             42                                  16
Class 529-F                                                                             47                                   4
Class R-1                                                                               40                                   7
Class R-2                                                                              865                                 141
Class R-3                                                                            7,174                                 339
Class R-4                                                                            5,608                                 295
Class R-5                                                                           22,626                               7,183
Total                                                                            $ 369,337                           $ 257,468

(1) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.415% on such assets in excess of $44 billion. For the year ended March 31, 2004, the investment advisory services fee was $144,962,000, which was equivalent to an annualized rate of 0.454% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2004, unreimbursed expenses subject to reimbursement totaled $18,355,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.


------------------------------------------------- ---------------------------- -----------------------------
Share class                                        Currently approved limits           Plan limits
------------------------------------------------- ---------------------------- -----------------------------
------------------------------------------------- ---------------------------- -----------------------------
Class A                                                      0.25%                        0.25%
------------------------------------------------- ---------------------------- -----------------------------
------------------------------------------------- ---------------------------- -----------------------------
Class 529-A                                                  0.25                          0.50
------------------------------------------------- ---------------------------- -----------------------------
------------------------------------------------- ---------------------------- -----------------------------
Classes B and 529-B                                          1.00                          1.00
------------------------------------------------- ---------------------------- -----------------------------
------------------------------------------------- ---------------------------- -----------------------------
Classes C, 529-C and R-1                                     1.00                          1.00
------------------------------------------------- ---------------------------- -----------------------------
------------------------------------------------- ---------------------------- -----------------------------
Class R-2                                                    0.75                          1.00
------------------------------------------------- ---------------------------- -----------------------------
------------------------------------------------- ---------------------------- -----------------------------
Classes 529-E and R-3                                        0.50                          0.75
------------------------------------------------- ---------------------------- -----------------------------
------------------------------------------------- ---------------------------- -----------------------------
Classes F, 529-F and R-4                                     0.25                          0.50
------------------------------------------------- ---------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended March 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $66,765          $27,467        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          5,582             574          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          5,349          Included             $802               $190            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          3,894          Included             2,336               268            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A          84           Included              94                  9                  $62
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         154           Included              23                  10                  16
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         293           Included              44                  16                  29
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          20           Included               6                  1                    4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          8            Included              5                   -*                   3
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           39           Included               6                  6             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          672           Included              134                603            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          2,270         Included              681                584            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          944           Included              566                 32            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included             1,547                12            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $86,074          $28,041            $6,244             $1,731                $114
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $234,000 in current fees (either paid in cash or deferred) and a net increase of $424,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.


5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                        Sales(1)                            Reinvestments of dividends
                                                          Amount               Shares                   Amount              Shares
Year ended March 31, 2004
Class A                                              $ 6,729,056              244,186                $ 283,572               9,662
Class B                                                  172,143                6,179                    2,893                  99
Class C                                                  552,730               19,656                    4,341                 150
Class F                                                1,360,449               49,294                   18,145                 620
Class 529-A                                               48,829                1,722                      829                  28
Class 529-B                                               10,354                  377                       94                   3
Class 529-C                                               24,467                  872                      188                   7
Class 529-E                                                2,988                  106                       42                   2
Class 529-F                                                4,107                  146                       47                   1
Class R-1                                                  7,318                  267                       40                   1
Class R-2                                                137,821                4,975                      864                  30
Class R-3                                              1,025,927               36,625                    7,172                 246
Class R-4                                              1,052,529               35,921                    5,603                 192
Class R-5                                              1,376,667               49,049                   21,885                 747
Total net increase
   (decrease)                                       $ 12,505,385              449,375                $ 345,715              11,788

Year ended March 31, 2003(2)
Class A                                              $ 7,164,145              299,232                $ 221,164               9,688
Class B                                                  147,204                6,143                    1,374                  61
Class C                                                  470,319               19,960                    1,445                  64
Class F                                                1,086,194               46,454                    8,296                 364
Class 529-A                                               35,222                1,461                      320                  14
Class 529-B                                                8,666                  365                       53                   2
Class 529-C                                               16,234                  679                       99                   4
Class 529-E                                                2,434                  102                       16                   1
Class 529-F                                                1,254                   57                        4                 - *
Class R-1                                                  1,309                   59                        7                 - *
Class R-2                                                 37,913                1,698                      141                   6
Class R-3                                                 85,984                3,854                      339                  15
Class R-4                                                 94,445                4,173                      295                  13
Class R-5                                                909,161               39,513                    6,647                 291
Total net increase
   (decrease)                                       $ 10,060,484              423,750                $ 240,200              10,523



Share class                                                       Repurchases(1)                          Net increase (decrease)
                                                         Amount               Shares                    Amount              Shares
Year ended March 31, 2004
Class A                                            $ (5,566,575)            (207,526)              $ 1,446,053              46,322
Class B                                                 (54,047)              (1,993)                  120,989               4,285
Class C                                                 (97,414)              (3,656)                  459,657              16,150
Class F                                                (402,521)             (15,284)                  976,073              34,630
Class 529-A                                              (2,686)                 (97)                   46,972               1,653
Class 529-B                                                (250)                  (9)                   10,198                 371
Class 529-C                                              (1,105)                 (40)                   23,550                 839
Class 529-E                                                (162)                  (5)                    2,868                 103
Class 529-F                                                (206)                  (7)                    3,948                 140
Class R-1                                                (2,056)                 (76)                    5,302                 192
Class R-2                                               (25,887)                (949)                  112,798               4,056
Class R-3                                              (198,298)              (6,992)                  834,801              29,879
Class R-4                                              (149,668)              (5,215)                  908,464              30,898
Class R-5                                              (306,354)             (10,756)                1,092,198              39,040
Total net increase
   (decrease)                                      $ (6,807,229)            (252,605)              $ 6,043,871             208,558

Year ended March 31, 2003(2)
Class A                                            $ (8,516,979)            (359,134)             $ (1,131,670)            (50,214)
Class B                                                 (70,765)              (3,042)                   77,813               3,162
Class C                                                (307,126)             (13,213)                  164,638               6,811
Class F                                                (611,922)             (26,665)                  482,568              20,153
Class 529-A                                                (649)                 (29)                   34,893               1,446
Class 529-B                                                (103)                  (5)                    8,616                 362
Class 529-C                                                (251)                 (11)                   16,082                 672
Class 529-E                                                 (16)                  (1)                    2,434                 102
Class 529-F                                                 (16)                  (1)                    1,242                  56
Class R-1                                                   (84)                  (4)                    1,232                  55
Class R-2                                                (6,463)                (290)                   31,591               1,414
Class R-3                                               (17,822)                (815)                   68,501               3,054
Class R-4                                               (10,546)                (482)                   84,194               3,704
Class R-5                                               (49,638)              (2,198)                  866,170              37,606
Total net increase
   (decrease)                                      $ (9,592,380)            (405,890)                $ 708,304              28,383

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of March 31, 2004, the total value of restricted securities was $916,874,000, which represented 2.19% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $12,700,269,000 and $7,215,024,000, respectively, during the year ended March 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended March 31, 2004, the custodian fee of $11,746,000 included $21,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                    Income (loss) from investment operations
                                                                                                           Net
                                                                    Net asset                    gains (losses)
                                                                       value,             Net    on securities    Total from
                                                                    beginning      investment   (both realized    investment
                                                                    of period          income   and unrealized)   operations
CLASS A:
 Year ended 3/31/2004                                                  $20.78            $.29           $11.50       $11.79
 Year ended 3/31/2003                                                   27.23             .25            (6.46)       (6.21)
 Year ended 3/31/2002                                                   28.72             .33            (1.16)        (.83)
 Year ended 3/31/2001                                                   44.61             .69           (12.65)      (11.96)
 Year ended 3/31/2000                                                   30.21             .34            15.74        16.08
CLASS B:
 Year ended 3/31/2004                                                   20.65             .08            11.41        11.49
 Year ended 3/31/2003                                                   27.09             .07            (6.43)       (6.36)
 Year ended 3/31/2002                                                   28.56             .11            (1.14)       (1.03)
 Year ended 3/31/2001                                                   44.59             .47           (12.65)      (12.18)
 Period from 3/15/2000 to 3/31/2000                                     43.09             .03             1.47         1.50
CLASS C:
 Year ended 3/31/2004                                                   20.58             .06            11.37        11.43
 Year ended 3/31/2003                                                   27.07             .05            (6.42)       (6.37)
 Year ended 3/31/2002                                                   28.56             .06            (1.14)       (1.08)
 Period from 3/15/2001 to 3/31/2001                                     28.87             .06             (.37)        (.31)
CLASS F:
 Year ended 3/31/2004                                                   20.75             .27            11.48        11.75
 Year ended 3/31/2003                                                   27.23             .24            (6.46)       (6.22)
 Year ended 3/31/2002                                                   28.72             .26            (1.11)        (.85)
 Period from 3/15/2001 to 3/31/2001                                     29.02             .07             (.37)        (.30)
CLASS 529-A:
 Year ended 3/31/2004                                                   20.74             .27            11.47        11.74
 Year ended 3/31/2003                                                   27.23             .23            (6.45)       (6.22)
 Period from 2/15/2002 to 3/31/2002                                     26.02             .11             1.10         1.21
CLASS 529-B:
 Year ended 3/31/2004                                                   20.61             .02            11.38        11.40
 Year ended 3/31/2003                                                   27.21             .02            (6.43)       (6.41)
 Period from 2/19/2002 to 3/31/2002                                     25.54             .08             1.59         1.67
CLASS 529-C:
 Year ended 3/31/2004                                                   20.61             .02            11.39        11.41
 Year ended 3/31/2003                                                   27.20             .02            (6.42)       (6.40)
 Period from 2/15/2002 to 3/31/2002                                     26.02             .09             1.09         1.18
CLASS 529-E:
 Year ended 3/31/2004                                                   20.69             .17            11.44        11.61
 Year ended 3/31/2003                                                   27.23             .15            (6.44)       (6.29)
 Period from 3/7/2002 to 3/31/2002                                      27.39             .06             (.22)        (.16)
CLASS 529-F:
 Year ended 3/31/2004                                                   20.74             .24            11.48        11.72
 Period from 9/16/2002 to 3/31/2003                                     22.67             .16            (1.83)       (1.67)
CLASS R-1:
 Year ended 3/31/2004                                                   20.67             .04            11.41        11.45
 Period from 6/17/2002 to 3/31/2003                                     26.26             .06            (5.41)       (5.35)
CLASS R-2:
 Year ended 3/31/2004                                                   20.64             .05            11.40        11.45
 Period from 5/31/2002 to 3/31/2003                                     27.34             .10            (6.55)       (6.45)
CLASS R-3:
 Year ended 3/31/2004                                                   20.68             .15            11.45        11.60
 Period from 5/21/2002 to 3/31/2003                                     27.64             .17            (6.86)       (6.69)
CLASS R-4:
 Year ended 3/31/2004                                                   20.63             .27            11.41        11.68
 Period from 6/7/2002 to 3/31/2003                                      26.69             .22            (6.00)       (5.78)
CLASS R-5:
 Year ended 3/31/2004                                                   20.78             .35            11.51        11.86
 Period from 5/15/2002 to 3/31/2003                                     27.55             .26            (6.74)       (6.48)




                                                                            Dividends and distributions

                                                                      Dividends
                                                                      (from net  Distributions            Total   Net asset
                                                                     investment  (from capital    dividends and  value, end
                                                                        income)         gains)    distributions   of period
CLASS A:
 Year ended 3/31/2004                                                    $(.31)            $-            $(.31)      $32.26
 Year ended 3/31/2003                                                     (.24)             -             (.24)       20.78
 Year ended 3/31/2002                                                     (.66)             -             (.66)       27.23
 Year ended 3/31/2001                                                     (.19)         (3.74)           (3.93)       28.72
 Year ended 3/31/2000                                                     (.29)         (1.39)           (1.68)       44.61
CLASS B:
 Year ended 3/31/2004                                                     (.14)             -             (.14)       32.00
 Year ended 3/31/2003                                                     (.08)             -             (.08)       20.65
 Year ended 3/31/2002                                                     (.44)             -             (.44)       27.09
 Year ended 3/31/2001                                                     (.11)         (3.74)           (3.85)       28.56
 Period from 3/15/2000 to 3/31/2000                                          -              -                -        44.59
CLASS C:
 Year ended 3/31/2004                                                     (.20)             -             (.20)       31.81
 Year ended 3/31/2003                                                     (.12)             -             (.12)       20.58
 Year ended 3/31/2002                                                     (.41)             -             (.41)       27.07
 Period from 3/15/2001 to 3/31/2001                                          -              -                -        28.56
CLASS F:
 Year ended 3/31/2004                                                     (.32)             -             (.32)       32.18
 Year ended 3/31/2003                                                     (.26)             -             (.26)       20.75
 Year ended 3/31/2002                                                     (.64)             -             (.64)       27.23
 Period from 3/15/2001 to 3/31/2001                                          -              -                -        28.72
CLASS 529-A:
 Year ended 3/31/2004                                                     (.33)             -             (.33)       32.15
 Year ended 3/31/2003                                                     (.27)             -             (.27)       20.74
 Period from 2/15/2002 to 3/31/2002                                          -              -                -        27.23
CLASS 529-B:
 Year ended 3/31/2004                                                     (.15)             -             (.15)       31.86
 Year ended 3/31/2003                                                     (.19)             -             (.19)       20.61
 Period from 2/19/2002 to 3/31/2002                                          -              -                -        27.21
CLASS 529-C:
 Year ended 3/31/2004                                                     (.16)             -             (.16)       31.86
 Year ended 3/31/2003                                                     (.19)             -             (.19)       20.61
 Period from 2/15/2002 to 3/31/2002                                          -              -                -        27.20
CLASS 529-E:
 Year ended 3/31/2004                                                     (.26)             -             (.26)       32.04
 Year ended 3/31/2003                                                     (.25)             -             (.25)       20.69
 Period from 3/7/2002 to 3/31/2002                                           -              -                -        27.23
CLASS 529-F:
 Year ended 3/31/2004                                                     (.33)             -             (.33)       32.13
 Period from 9/16/2002 to 3/31/2003                                       (.26)             -             (.26)       20.74
CLASS R-1:
 Year ended 3/31/2004                                                     (.23)             -             (.23)       31.89
 Period from 6/17/2002 to 3/31/2003                                       (.24)             -             (.24)       20.67
CLASS R-2:
 Year ended 3/31/2004                                                     (.23)             -             (.23)       31.86
 Period from 5/31/2002 to 3/31/2003                                       (.25)             -             (.25)       20.64
CLASS R-3:
 Year ended 3/31/2004                                                     (.32)             -             (.32)       31.96
 Period from 5/21/2002 to 3/31/2003                                       (.27)             -             (.27)       20.68
CLASS R-4:
 Year ended 3/31/2004                                                     (.36)             -             (.36)       31.95
 Period from 6/7/2002 to 3/31/2003                                        (.28)             -             (.28)       20.63
CLASS R-5:
 Year ended 3/31/2004                                                     (.38)             -             (.38)       32.26
 Period from 5/15/2002 to 3/31/2003                                       (.29)             -             (.29)       20.78




                                                                        Ratio of expenses    Ratio of expenses
                                                                               to average           to average         Ratio of
                                                             Net assets,       net assets           net assets       net income
                                                    Total  end of period           before                after       to average
                                                 return(2)  (in millions)   reimbursement       reimbursements (3)   net assets
CLASS A:
 Year ended 3/31/2004                              57.11%      $32,759               .87%                 .87%            1.08%
 Year ended 3/31/2003                              (23.16)      20,143                .90                  .90            1.06
 Year ended 3/31/2002                               (2.63)      27,765                .88                  .88            1.21
 Year ended 3/31/2001                              (28.02)      28,963                .84                  .84            1.89
 Year ended 3/31/2000                               54.32       38,837                .84                  .84             .93
CLASS B:
 Year ended 3/31/2004                               55.95          737               1.62                 1.62             .31
 Year ended 3/31/2003                              (23.79)         387               1.68                 1.68             .28
 Year ended 3/31/2002                               (3.34)         422               1.65                 1.65             .41
 Year ended 3/31/2001                              (28.53)         321               1.61                 1.61            1.40
 Period from 3/15/2000 to 3/31/2000                  3.48           30                .07                  .07             .06
CLASS C:
 Year ended 3/31/2004                               55.76          939               1.70                 1.70             .19
 Year ended 3/31/2003                              (23.80)         275               1.74                 1.74             .19
 Year ended 3/31/2002                               (3.53)         178               1.77                 1.77             .22
 Period from 3/15/2001 to 3/31/2001                 (1.07)          10                .08                  .08             .18
CLASS F:
 Year ended 3/31/2004                               57.02        2,449                .92                  .92             .97
 Year ended 3/31/2003                              (23.21)         861                .94                  .94            1.00
 Year ended 3/31/2002                               (2.71)         580                .95                  .95             .98
 Period from 3/15/2001 to 3/31/2001                 (1.03)           7                .05                  .05             .22
CLASS 529-A:
 Year ended 3/31/2004                               57.00          104                .91                  .91             .98
 Year ended 3/31/2003                              (23.22)          33                .94                  .94             .98
 Period from 2/15/2002 to 3/31/2002                  4.88            4                .13                  .13             .42
CLASS 529-B:
 Year ended 3/31/2004                               55.61           24               1.83                 1.83             .06
 Year ended 3/31/2003                              (23.91)           8               1.86                 1.86             .07
 Period from 2/19/2002 to 3/31/2002                  6.77            1                .20                  .20             .29
CLASS 529-C:
 Year ended 3/31/2004                               55.66           50               1.82                 1.82             .07
 Year ended 3/31/2003                              (23.88)          15               1.84                 1.84             .08
 Period from 2/15/2002 to 3/31/2002                  4.77            1                .22                  .22             .35
CLASS 529-E:
 Year ended 3/31/2004                               56.45            7               1.28                 1.28             .61
 Year ended 3/31/2003                              (23.48)           2               1.30                 1.30             .66
 Period from 3/7/2002 to 3/31/2002                   (.36)           - (4)            .09                  .09             .23
CLASS 529-F:
 Year ended 3/31/2004                               56.79            6               1.02                 1.02             .82
 Period from 9/16/2002 to 3/31/2003                 (7.57)           1               1.05 (5)             1.05 (5)        1.31 (5)
CLASS R-1:
 Year ended 3/31/2004                               55.72            8               1.82                 1.71             .15
 Period from 6/17/2002 to 3/31/2003                (20.56)           1               2.84 (5)             1.73 (5)         .32 (5)
CLASS R-2:
 Year ended 3/31/2004                               55.78          174               2.08                 1.67             .17
 Period from 5/31/2002 to 3/31/2003                (23.80)          29               2.33 (5)             1.70 (5)         .53 (5)
CLASS R-3:
 Year ended 3/31/2004                               56.46        1,052               1.29                 1.29             .51
 Period from 5/21/2002 to 3/31/2003                (24.40)          63               1.35 (5)             1.31 (5)         .87 (5)
CLASS R-4:
 Year ended 3/31/2004                               57.00        1,106                .92                  .92             .92
 Period from 6/7/2002 to 3/31/2003                 (21.87)          76                .96 (5)              .96 (5)        1.27 (5)
CLASS R-5:
 Year ended 3/31/2004                               57.49        2,473                .61                  .61            1.27
 Period from 5/15/2002 to 3/31/2003                (23.71)         782                .63 (5)              .63 (5)        1.31 (5)



                                                                                  Year ended March 31
                                                                2004          2003          2002         2001         2000

Portfolio turnover rate for all classes of shares                25%           29%           27%          37%          29%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) The ratios in this column reflect the impact, if any, of certain reimbursements and payments from CRMC. During the start-up period for the retirement share classes (except Class R-5), CRMC voluntarily agreed to pay a portion of the fees related to transfer agent services.
(4) Amount less than $1 million.
(5) Annualized.

See Notes to Financial Statements



INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
EUROPACIFIC GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the "Fund"), including the investment portfolio, as of March 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended March 31, 2002 were audited by other auditors whose report, dated April 30, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the EuroPacific Growth Fund as of March 31, 2004, and the results of operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Los Angeles, California
May 5, 2004



TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending March 31, 2004.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year is $66,091,000. Foreign source income earned by the fund for the fiscal year was $672,236,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from ordinary income earned during the prior fiscal year are considered qualified dividend income.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $3,915,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

OTHER SHARE CLASS RESULTS (unaudited)

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended March 31, 2004:
                                                                                               1 year          Life of class
CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        +50.95%            -4.37%(1)
Not reflecting CDSC                                                                           +55.95%            -3.95%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +54.76%            +4.18%(2)
Not reflecting CDSC                                                                           +55.76%            +4.18%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                                       +57.02%            +5.03%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                         +48.00%            +8.62%(4)
Not reflecting maximum sales charge                                                           +57.00%           +11.70%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                     +50.61%           +10.07%(5)
Not reflecting CDSC                                                                           +55.61%           +11.76%(5)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                                              +54.66%           +10.73%(4)
Not reflecting CDSC                                                                           +55.66%           +10.73%(4)

CLASS 529-E SHARES(3)                                                                         +56.45%            +8.91%(6)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                                       +56.79%           +27.30%(7)

Figures shown on this page are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A and
    Class 529-C shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-B shares were first sold.
(6) Average annual total return from March 7, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 16, 2002, when Class 529-F shares were first sold.

BOARD OF TRUSTEES AND OFFICERS

"NON-INTERESTED" TRUSTEES
                                             YEAR FIRST
                                                ELECTED
                                              A TRUSTEE
NAME AND AGE                              OF THE FUND(1)      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

ELISABETH ALLISON, 57                           1991          Senior Partner, ANZI, Ltd. (mergers and acquisitions, joint ventures and licensing consultants); Chief Business Adviser, Harvard Medical
                                                              School; former Senior Vice President, Development, McGraw Hill
                                                              Companies

ROBERT A. FOX, 67                               1984          Managing General Partner, Fox Investments LP; former Professor,
                                                              University of California; retired President and CEO, Foster Farms
                                                              (poultry producer)

KOICHI ITOH, 63                                 1994          Executive Chairman, Itoh Building Co., Ltd.; former President,
                                                              Autosplice KK; former Managing Partner, VENCA Management (venture capital)

WILLIAM H. KLING, 62                            1987          President, American Public Media Group

JOHN G. MCDONALD, 67                            1984          The IBJ Professor of Finance, Graduate School of Business, Stanford
                                                              University

WILLIAM I. MILLER, 48                           1992          Chairman of the Board, Irwin Financial Corporation

ALESSANDRO OVI, 60                              2002          Special Advisor to the President of the European Commission; former
                                                              CEO, Tecnitel

KIRK P. PENDLETON, 64                           1996          Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)


"NON-INTERESTED" TRUSTEES
                                                NUMBER OF
                                            BOARDS WITHIN
                                                 THE FUND
                                              COMPLEX (2)
                                                 ON WHICH
NAME AND AGE                               TRUSTEE SERVES     OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

ELISABETH ALLISON, 57                             3           None

ROBERT A. FOX, 67                                 7           Crompton Corporation

KOICHI ITOH, 63                                   3           None

WILLIAM H. KLING, 62                              6           Irwin Financial Corporation; St. Paul Travelers Companies

JOHN G. MCDONALD, 67                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

WILLIAM I. MILLER, 48                             3           Cummins, Inc.; Tennant Company

ALESSANDRO OVI, 60                                2           Korn & Ferry; SEAT (Telecom Italia); ST Microelectronics

KIRK P. PENDLETON, 64                             6           None


"INTERESTED" TRUSTEES(4)
                                             YEAR FIRST
                                              ELECTED A
                                             TRUSTEE OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                   OFFICER       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                        OF THE FUND(1)      PRINCIPAL UNDERWRITER OF THE FUND

GINA H. DESPRES, 62                             1999          Senior Vice President, Capital Research and
Chairman of the Board                                         Management Company; Vice President, Capital Strategy Research, Inc.(5)

MARK E. DENNING, 46                             1999          Director, Capital Research and Management
President and Principal                                       Company; Director, The Capital Group Companies,
Executive Officer                                             Inc.;(5) Senior Vice President, Capital Research Company(5)


"INTERESTED" TRUSTEES(4)
                                              NUMBER OF
                                          BOARDS WITHIN
                                               THE FUND
                                            COMPLEX (2)
NAME, AGE AND                                  ON WHICH
POSITION WITH FUND                       TRUSTEE SERVES       OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

GINA H. DESPRES, 62                               4           None
Chairman of the Board

MARK E. DENNING, 46                               1           None
President and Principal
Executive Officer

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

OTHER OFFICERS
                                             YEAR FIRST
                                             ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                OFFICER OF       AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                         THE FUND (1)       THE PRINCIPAL UNDERWRITER OF THE FUND

STEPHEN E. BEPLER, 61                           1984          Senior Vice President, Capital Research Company(5)
Executive Vice President

ROBERT W. LOVELACE, 41                          1996          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company; Chairman of the Board and Principal Executive
                                                              Officer, Capital Research Company;(5) Director, American Funds
                                                              Distributors, Inc.;(5) Director, The Capital Group Companies, Inc.(5)

MICHAEL J. DOWNER, 49                           2004          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds Distributors, Inc.;(5)
                                                              Director, Capital Bank and Trust Company(5)

NICHOLAS J. GRACE, 38                           2004          Senior Vice President, Capital Research Company(5)
Vice President

ALWYN HEONG, 44                                 1998          Senior Vice President, Capital Research Company(5)
Vice President

CARL M. KAWAJA, 39                              2003          Senior Vice President, Capital Research Company;(5)
Vice President                                                Director, Capital International, Inc.(5)

SUNG LEE, 37                                    2003          Vice President and Director, Capital Research
Vice President                                                Company(5)

HIROMI MIZUGAKI, 42                             1998          Vice President, Capital Research Company(5)
Vice President

VINCENT P. CORTI, 47                            1984          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

R. MARCIA GOULD, 49                             1993          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

DAYNA G. YAMABE, 37                             1998          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.

OFFICES

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Kirkpatrick & Lockhart LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in EuroPacific Growth Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.05 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF EUROPACIFIC GROWTH FUND AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of EuroPacific Growth Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
>  EUROPACIFIC GROWTH FUND(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-916-0504

Litho in USA BG/L/8055

Printed on recycled paper



ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Robert A. Fox, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
a)       Audit Fees:
                                    2003             $75,000
                                    2004             $76,000
b) Audit- Related Fees:
                                    2003             none
                                    2004             $6,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
c) Tax Fees:
                                    2003             $7,000
                                    2004             $10,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the
                                    registrant's tax returns including returns
                                    relating to the registrant's investments in
                                    non-U.S. jurisdictions.
d) All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant and were subject to the pre-approval policies described below):
b) Audit- Related Fees:
                                    2003             $343,000
                                    2004             $375,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the registrant's transfer
                                    agency and investment adviser conducted in
                                    accordance with Statement on Auditing
                                    Standards Number 70 issued by the American
                                    Institute of Certified Public Accountants.
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the registrant's auditors, including fees for all services billed to the adviser and affiliates were $359,000 for fiscal year 2003 and $406,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee Disclosure for Listed Companies

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since the registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the registrant within the meaning of the Investment Company Act of 1940. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the registrant, c/o the registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EuroPacific Growth Fund

By /s/ Mark E. Denning
Mark E. Denning, President and PEO

Date: June 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By    /s/ Mark E. Denning
Mark E. Denning, President and PEO

Date:  June 8, 2004




By   /s/ R. Marcia Gould
R. Marcia Gould, Treasurer

Date: June 8, 2004